Royce Capital Fund

Royce Micro-Cap Portfolio
Royce Small-Cap Portfolio

Supplement to Prospectus dated May 1, 2001

The following supplements the information regarding Royce & Associates, Inc. appearing under "Management of the Funds" on page 9 of the Prospectus:

        On October 1, 2001, Royce & Associates, Inc., the Funds' investment adviser, became an indirect wholly-owned subsidiary of Legg Mason, Inc. At the Special Meeting of Shareholders held on September 14, 2001, the shareholders of each Fund approved a new investment advisory agreement to be entered into between Royce and the Trust for the Fund as a result of the acquisition. The fee rates payable to Royce by the Funds under these new investment advisory agreements are identical to those payable under the old ones, and the services provided to the Funds by Royce under these agreements are expected to be substantially similar to the services previously provided to the Funds by Royce.

October 1, 2001